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                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
             UNDER THE TRUST INDENTURE ACT FOR 1939, AS AMENDED,
                OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
  Check if an application to determine eligibility of a trustee pursuant to
                           Section 305(b) (2) _____


                           FIRST UNION NATIONAL BANK
              (Exact name of Trustee as specified in its charter)


230 SOUTH TRYON STREET, 9TH FL.
CHARLOTTE, NC                                          28288-1179                56-0900030
(Address of principal executive office)                (Zip Code)                (I.R.S. Employer Identification No.)

                        Dante M. Monakil, (804) 788-9659
                  901 E. Cary Street, Richmond, Virginia 23219

                         ATLANTIC COAST AIRLINES, INC.
              (Exact name of obligor as specified in its charter)

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
Delaware                                                                                 13-3621051
(State or other jurisdiction of incorporation or organization)                   (I.R.S. Employer Identification No.)

515-A Shaw Road
Dulles, VA                                                                              20166
(Address of principal executive offices)                                              (Zip Code)

                   7% CONVERTIBLE SUBORDINATED NOTES DUE 2004
                      (Title of the indenture securities)


================================================================================

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1.  GENERAL INFORMATION.

         (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:
                 The Comptroller of the Currency, Washington, D.C.
                 Federal Reserve Bank of Richmond, Richmond, Virginia.
                 Federal Deposit Insurance Corporation, Washington, D.C. Securities and Exchange Commission, Division of Market Regulation, Washington, D.C.

         (b)     The Trustee is authorized to exercise corporate trust powers.

2.       AFFILIATIONS WITH OBLIGOR.

                 The obligor is not an affiliate of the Trustee.

3.       VOTING SECURITIES OF THE TRUSTEE.

                 Not applicable.
                 (See answer to Item 13)

4.       TRUSTEESHIPS UNDER OTHER INDENTURES.

                 Not applicable.
                 (See answer to Item 13)

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

                 Not applicable.
                 (See answer to Item 13)

6.       VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
         OFFICIALS.

                 Not applicable.
                 (See answer to Item 13)

7.       VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
         OFFICIALS.

                 Not applicable.
                 (See answer to Item 13)

8.       SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                 Not applicable.(See answer to Item 13)

9.       SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                 Not applicable.
                 (See answer to Item 13)
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10.      OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN
         AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                 Not applicable.
                 (See answer to Item 13)

11. OWNERSHIP OF HOLDERS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                 Not applicable.
                 (See answer to Item 13)

12.      INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                 Not applicable.
                 (See answer to Item 13)

13.      DEFAULTS BY THE OBLIGOR.

                 A. None
                 B. None

14.      AFFILIATIONS WITH THE UNDERWRITERS.

                 Not applicable.
                 (See answer to Item 13)

15.      FOREIGN TRUSTEE.

                 Trustee is a national banking association organized under the laws of the United States.

16.      LIST OF EXHIBITS.

         (1) Articles of Incorporation. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5,1997.)

         (2) Certificate of Authority of the Trustee to conduct business. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5, 1997.)

         (3) Certificate of Authority of the Trustee to exercise corporate trust powers. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5, 1997)

         (4) By-Laws. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5, 1997.)

         (5) Inapplicable.

         (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included at Page 5 of this Form
             T-1 Statement.
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         (7) Report of condition of Trustee.

         (8) Inapplicable.

         (9) Inapplicable.
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                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond, and Commonwealth of Virginia on the 5th day of September, 1997.

                                        FIRST UNION NATIONAL BANK
                                        (Trustee)



                                        BY: /s/ DANTE M. MONAKIL
                                           -------------------------------------
                                           Dante M. Monakil, Vice President
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                                                                 EXHIBIT T-1 (6)
                              CONSENTS OF TRUSTEE

         Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance by Atlantic Coast Airlines, Inc. of its 7% Convertible Subordinated Notes Due 2004, First Union National Bank, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.

                                         FIRST UNION NATIONAL BANK


                                         BY: /s/ JOHN M. TURNER
                                            -----------------------------------
                                            John M. Turner, Vice President
                                               and Managing Director

Dated: September 5, 1997